August 2021 Larimar Therapeutics Corporate Presentation Exhibit 99.2

Forward Looking Statements This presentation contains forward-looking statements that are based on the beliefs and assumptions of Larimar Therapeutics, Inc. (the “Company”) and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including but not limited to statements regarding the expectations and assumptions regarding the future of the Company’s business, including its ability to resolve the clinical hold by the FDA related to CTI-1601, the Company’s ability to develop and commercialize CTI-1601 and other planned product candidates, the Company’s planned research and development efforts, and other matters regarding the Company’s business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors include, among others, the Company’s ability to successfully engage with the FDA and satisfactorily respond to requests from the FDA for further information and data regarding CTI-1601, the timing and outcome of Larimar’s planned interactions with the FDA, including the clinical hold on CTI-1601, the success, cost and timing of the Company’s product development activities, non-clinical studies and clinical trials, including CTI-1601 clinical milestones; that clinical trial results may differ from final clinical trial results, that earlier non-clinical and clinical data and testing of CTI-1601 may not be predictive of the results or success of clinical trials, and that clinical trial data are subject to differing interpretations and assessments; the ongoing impact of the COVID-19 pandemic on the Company’s clinical trials, manufacturing, regulatory and nonclinical study timelines, ability to raise additional capital and general economic conditions; the Company’s ability to optimize and scale CTI-1601’s manufacturing process; the Company’s ability to obtain regulatory approval for CTI-1601 and future product candidates; the Company’s ability to develop sales and marketing capabilities, whether alone or with potential future collaborators, and to successfully commercialize any approved product candidates; the Company’s ability to raise the necessary capital to conduct its product development activities; and other risks described in the filings made by the Company with the Securities and Exchange Commission (SEC), including but not limited to the Company’s periodic reports, including the annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, filed with or furnished to the SEC and available at www.sec.gov. These forward-looking statements are based on a combination of facts and factors currently known by the Company and its projections of the future, about which it cannot be certain. As a result, the forward-looking statements may not prove to be accurate. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements, except as required by law.

Investment Highlights Clinical-stage biotechnology company with a novel protein replacement therapy platform Focused on addressing unmet needs in Friedreich's ataxia (FA) and other complex rare diseases based on a platform technology backed by a strong intellectual property portfolio Lead candidate: CTI-1601, a recombinant fusion protein designed to deliver frataxin to mitochondria Has Orphan Drug (US & EU), Rare Pediatric Disease (US), Fast Track (US) and PRIME (EU) designations for FA Double-blind, placebo-controlled Phase 1 proof-of-concept trials in FA patients complete Data show dose dependent increases in FXN levels from baseline compared to placebo in all evaluated tissues with daily dosing and that CTI-1601 was generally well tolerated when dosed for up to 13 days -Clinical hold pending data from an ongoing 180-day NHP study (dosing completed in July 2021) as it relates to initiating additional clinical studies with CTI-1601 Strong balance sheet ~$70.6 million in cash as of June 30, 2021; Also, raised $19.9 million in net proceeds in July ATM transactions (Projected runway through the end of 2022) - Series A investment by Deerfield in Nov. 2016; went public through a reverse merger/PIPE in May 2020 Shareholder base includes high-quality institutional investors FXN: Frataxin

CTI-1601 is Designed to Deliver Additional Frataxin (FXN) The maintenance of the cleavage site allows the CPP and MTS to be removed by mitochondrial processing peptidase to produce mature human FXN in the mitochondria STRUCTURE OF ENDOGENOUS FXN STRUCTURE OF CTI-1601 Cleavage by mitochondrial processing peptidase (MPP) at this site produces mature human FXN in mitochondria Mitochondrial Targeting Sequence (MTS) Mature Human FXN Cleavage by mitochondrial processing peptidase (MPP) at this site produces mature human FXN in mitochondria Mature Human FXN Cell Penetrating Peptide (CPP) Mitochondrial Targeting Sequence (MTS) CTI-1601 Maintains the Cleavage Site Between the MTS and Mature Human FXN

Platform Technology is Supported by a Strong IP Portfolio

Pending CTI-1601 patent application, if issued, extends IP into 2040


2000
2005
2010
2015
2020
2025
2030
2035
2040
2045
CTI-1601 Patents / Applications
TAT-MTS-FXN Composition of Matter (broad coverage of CTI-1601)
US 9,045,552 (Exclusive license from Wake Forest)
Expiration October 2024
Methods of treating FA using TAT-MTS-FXN and delivering TAT-MTS-FXN to mitochondria (broad coverage of CTI-1601)
US 8,735,341 (Exclusive license from Wake Forest)
Expiration December 2025 (including Patent Term Adjustment)
CTI-1601 Composition of Matter and Methods of Treatment (specific coverage of CTI-1601)
US/PCT applications pending (Exclusive license from Indiana University)
Est. Expiration July 2040
Will be filed in foreign jurisdictions accordingly
Platform Applications
Platform Technology*: Molecules for Protein Delivery
US/PCT applications pending
Est. Expiration March 2041
Will be filed in foreign jurisdictions accordingly
*Additional pending applications for platform disease targets

Additional CTI-1601 IP protection

- CTI-1601 pending applications cover key biomarkers, analytical tools and quantification methods
- CTI-1601 is eligible for **12 years of market exclusivity** upon approval in the US (independent of patents) and at least **10 years of market exclusivity** upon approval in Europe (independent of patents)

Larimar Therapeutics

Granted Pending

5

Friedreich's Ataxia (FA)

Rare and Progressive Disease

Caused by genetic defect resulting in low levels of frataxin

- Patients with FA only produce ~20-40% of normal frataxin levels depending on the tissue, sampling technique, and assay considered[1]
- Affects ~5,000 patients in the U.S. & ~20,000 patients in the EU

>70% of patients present before age 14

- Initial symptoms may include unsteady posture, frequent falling and progressive difficulty in walking
- By the time symptoms occur, heart damage may have already occurred
- Progressive disease: Symptoms worsen and patients are eventually confined to a wheelchair with speech becoming hesitant and jerky (often referred to as "scanning of speech")

Life expectancy of 30-50 years

- Early death usually caused by heart disease

No approved therapies available

- Current treatment options are limited to symptom management



Larimar Therapeutics

1. E.C. Deutsch et al. Molecular Genetics and Metabolism 101 (2010) 238–245

6

Executive Summary of Phase 1 POC Data

Safety

CTI-1601 appears to be generally well tolerated at doses up to 100 mg administered daily for 13 days

Pharmacodynamics

Daily dosing of CTI-1601 resulted in dose-dependent increases in FXN levels from baseline compared to placebo controls in all evaluated tissues

Pharmacokinetics

Pharmacokinetic analyses support evaluating a once-daily dosing regimen for CTI-1601

Conclusion

Daily subcutaneous (SC) administration of 50mg and 100mg doses of CTI-1601 resulted in FXN levels in buccal cells that are at, or in excess of, those we would expect to see in phenotypically normal heterozygous carriers (who have FXN levels of ~50% of unaffected persons)

Larimar Therapeutics

POC: Proof-of-concept

8

CTI-1601: Phase 1 Clinical Program in Patients with FA Phase 1 Development Plan Two double-blind, placebo-controlled dosing trials in patients with FA Patient dosing began December 2019 Safety Review Committee assessed all blinded data between each cohort to ensure patient safety Number of subjects: 28 Dose levels: 25 mg, 50 mg, 75 mg and 100 mg (subcutaneous administration) Treatment Duration: 1 day 1º Endpoint: Safety and tolerability 2º Endpoints: PK; PD; FXN levels; multiple exploratory Status: Complete with analysis ongoing Single Ascending Dose (SAD) Number of Subjects: 27 Dose Range: 25 mg, 50 mg, 100 mg (subcutaneous administration) Treatment Regimen: Multiple increasing doses administered subcutaneously over 13 days 1º Endpoint: Safety and tolerability 2º Endpoints: PK; PD; FXN levels (buccal cells, platelets, optional skin biopsies); multiple exploratory Status: Complete with analysis ongoing Multiple Ascending Dose (MAD) Eligible patients from SAD trial could enroll in MAD trial Program consisted of double-blind, placebo controlled single- and multiple-ascending dose trials

MAD Trial Patient Enrollment MAD Trial Patient Enrollment (n=27) Parameter Statistic Overall Participated in SAD trial? Yes n (%) 16 (59%) No n (%) 11 (41%) Cohort 1 (25 mg) Active vs. Placebo Active n (%) 6 (75%) Placebo n (%) 2 (25%) Cohort 2 (50 mg) Active vs. Placebo Active n (%) 7 (78%) Placebo n (%) 2 (22%) Cohort 3 (100 mg) Active vs. Placebo Active n (%) 7 (70%) Placebo n (%) 3 (30%) 16 out of 28 patients who participated in the SAD trial enrolled in the MAD trial

Multiple Ascending Dose Study Design Treatment Schedules for Each Cohort 13-day Treatment Period Cohort 2 (50 mg; n = 9) 2 3 4 5 1 6 7 8 9 10 11 12 13 14 = Administration of CTI-1601 or placebo = No Administration 13-day Treatment Period Cohort 1 (25 mg; n = 8) 2 3 4 5 1 6 7 8 9 10 11 12 13 14 = Administration of CTI-1601 or placebo = No Administration 13-day Treatment Period Cohort 3 (100 mg n = 10) 2 3 4 5 1 6 7 8 9 10 11 12 13 14 = Administration of CTI-1601 or placebo = No Administration FXN Level Sampling Days Presented for Each Cohort Cohort 1 Sampling Days Buccal Cells Baseline, Day 4, Day 13 Skin Baseline, Day 13 Platelets Baseline, Day 4, Day 13 Cohort 2 Sampling Days Buccal Cells Baseline, Day 7, Day 13 Skin Baseline, Day 13 Platelets Baseline, Day 7, Day 13 Cohort 3 Sampling Days Buccal Cells Baseline, Day 7, Day 13 Skin Baseline, Day 13 Platelets Baseline, Day 7, Day 13

Dose Dependent Increases in FXN Levels Observed in Buccal Cells Daily SC injections of 100 mg CTI-1601 resulted in an ~2.5 fold increase in FXN levels from baseline FXN* Levels By Dose Group (Buccal Cells) FXN* Change from Baseline By Dose Group (Buccal Cells) Additional FXN (Change from Baseline) (pg/μg total protein) Day 4/7 Day 13 FXN Concentration (pg/μg total protein) Baseline Day 4/7 Day 13 *FXN levels measured via detection of peptide derived from mature FXN; Data represent median and 25th and 75th percentiles; FXN levels from baseline, Day 4, & Day 13 measurements are shown for data derived from the 25 mg cohort; FXN levels from baseline, Day 7 & Day 13 measurements are shown for data derived from the 50 & 100 mg cohorts; Sample collection days varied in each cohort per the trial protocol

Dose Dependent Increases in FXN Levels Observed in Skin Daily SC injections of 100 mg CTI-1601 resulted in an ~3 fold increase in FXN levels from baseline FXN* Levels By Dose Group (Skin Biopsies) FXN* Change from Baseline By Dose Group (Skin Biopsies) Day 13 Baseline Day 13 *FXN levels measured via detection of peptide derived from mature FXN; Data represent median and 25th and 75th percentiles Additional FXN (Change from Baseline) (pg/μg total protein) FXN Concentration (pg/μg total protein)

Dose Dependent Increases in FXN Levels Observed in Platelets with Daily Dosing Daily SC injections of CTI-1601 resulted in increases in FXN levels from baseline compared to placebo FXN* Levels By Dose Group (Platelets) FXN* Change from Baseline By Dose Group (Platelets) Day 4/7 Day 13 Baseline Day 13 Day 4/7 *FXN levels measured via detection of peptide derived from mature FXN; Data represent median and 25th and 75th percentiles; FXN levels from baseline, Day 4, & Day 13 measurements are shown for data derived from the 25 mg cohort; FXN levels from baseline, Day 7 & Day 13 measurements are shown for data derived from the 50 & 100 mg cohorts; Sample collection days varied in each cohort per the trial protocol Additional FXN (Change from Baseline) (pg/μg total protein) FXN Concentration (pg/μg total protein)

Increases in FXN Correlated with Increasing CTI-1601 Dose *FXN levels measured via detection of peptide derived from mature FXN; #Two patients in the 100 mg cohort declined skin biopsies Day 13 observation excluded from one subject in 25 mg group that did not get a Day 13 dose. Buccal Cells Day 13 FXN* Change from Baseline Skin Biopsies# Day 13 FXN* Change from Baseline Platelets Day 13 FXN* Change from Baseline Day 13 FXN CBL (pg/μg total protein) Subjects Day 13 FXN CBL (pg/μg total protein) Subjects Day 13 FXN CBL (pg/μg total protein) Subjects Individual patient data further supports the dose-dependent effects of CTI-1601 in all tissues studied

Data Compare Favorably to FXN Levels Expected in Heterozygous Carriers

Achieved median FXN levels that were >60% of the median FXN levels observed in healthy controls

Benchmarking Clinical Relevance

- FXN levels in buccal cells and blood have been shown to correlate with neurological function in FA patients[1]
- Patients with FA only produce ~20-40% of normal frataxin levels depending on the tissue considered[2]
- Heterozygous carriers who show no signs of disease have FXN levels of ~50% of unaffected healthy persons[2]

Comparison to Healthy Controls

- FXN levels were measured in buccal cells from 8 healthy controls using the same assay and sampling technique employed in the Phase 1 MAD trial
- With daily administration, patients in Cohorts 2 & 3 of the Phase 1 MAD trial achieved median buccal cell FXN levels that were >60% of the median FXN levels observed in healthy controls
- Data from additional healthy control buccal cells, skin, and platelets will be collected in a separate non-interventional study

FXN* Levels By Dose Group (Buccal Cells)


Dose
Placebo
25 mg
50 mg
100 mg
FXN Level (pg/µg total protein)
6
4
2
0
60% of median healthy control FXN levels (n=8)#
Baseline
Day 4/7
Day 13

*FXN levels measured via detection of peptide derived from mature FXN; #Data on file; Data represent median and 25th and 75th percentiles ; FXN levels from baseline, Day 4, & Day 13 measurements are shown for data derived from the 25 mg cohort; FXN levels from baseline, Day 7 & Day 13 measurements are shown for data derived from the 50 & 100 mg cohorts; Sample collection days varied in each cohort per the trial protocol. 1. Lazaropoulos et al. Ann Clin Transl Neurol. 2015 Aug; 2(8): 831–842; 2. E.C. Deutsch et al. Molecular Genetics and Metabolism 101 (2010) 238–245.

Larimar Therapeutics

16

Summary of MAD trial safety data: Repeated doses (25 mg, 50 mg, and 100 mg) of CTI-1601 or placebo were administered subcutaneously. 27 patients were dosed in the trial. 26 patients completed the trial. 1 patient receiving CTI-1601 in Cohort 2 (50 mg) withdrew after experiencing mild/moderate symptoms (nausea and vomiting). No serious adverse events (SAEs), important medical events, or treatment-related severe adverse events The most common adverse events were mild and moderate injection site reactions (at least one injection site reaction was seen in 43% of placebo patients and in 100% of CTI-1601 patients) The number and severity of adverse events did not increase with increasing exposure to CTI-1601 Repeated SC injections of CTI-1601 appear to be generally well tolerated at doses up to 100 mg administered daily for 13 days

Summary of PK Analyses CTI-1601 was quickly absorbed after subcutaneous administration Dose-proportional increases in exposure observed with increasing doses of CTI-1601 Mean half life of CTI-1601 in plasma was approximately 11 hours CTI-1601 appears to be at or close to steady state exposure after 13 days of dosing 100 mg once daily PK analyses support evaluating a once-daily dosing regimen for CTI-1601

Phase 1 Topline Data Demonstrated POC for CTI-1601 in FA

FXN levels in buccal cells & blood have been shown to correlate with disease severity in FA patients[1]

Safety Data

Repeated SC injections of CTI-1601 appear to be generally well tolerated at doses up to 100 mg administered daily for 13 days

The most common AEs were mild and moderate injection site reactions

No SAEs have been reported

Frataxin Measurements

Daily SC injections of CTI-1601 resulted in dose-dependent increases in FXN levels from baseline compared to placebo controls in all evaluated tissues

With daily dosing (50mg and 100mg), achieved median FXN levels that were >60% of the median FXN levels observed in healthy controls

Pharmacokinetic Data

CTI-1601 was quickly absorbed after subcutaneous administration

Dose-proportional increases in exposure observed with increasing doses of CTI-1601

Data support evaluating a once-daily dosing regimen for CTI-1601

Larimar Therapeutics

1. Lazaropoulos et al. Ann Clin Transl Neurol. 2015 Aug; 2(8): 831–842; POC: Proof-of-concept; OLE: Open label extension; AE: Adverse events

19

CTI-1601 has a Significant Estimated Safety Margin Based on the 90-day Cynomolgus Monkey Study

Sprague Dawley Rat (28-day and 90-day studies)

Injection Site Observations

- Some injection sites showed edema and erythema; associated histologic changes were localized to the injection site

Systemic Toxicity Analysis

- No significant clinical observations or clinical pathology results
- No significant systemic histopathological findings

Cynomolgus Monkey (28-day and 90-day studies)

Injection Site Observations

- Some injection sites raised and firm; dose dependent histologic changes around the injection sites

Systemic Toxicity Analysis

- No system toxicity observed in 28-day study
- Minimal to mild histopathological findings in some animals at the highest dose level in the 90-day study
- Based on C_{max} and AUC from the 90-day study, Cohort 3 (100 mg) from the MAD trial has safety margins of 15.4 and 13.9, respectively*.

A 180-day cynomolgus monkey study is ongoing (dosing completed July 2021) to support extended dosing of patients (data pending). FDA to review data from the completed study in association with the CTI-1601 clinical program and clinical hold.

Larimar Therapeutics

*Safety margins are the ratio of no-observed-adverse-effect exposure levels and the geometric mean values from Day 13, Cohort 3 (100 mg) data in MAD trial

20

Upcoming CTI-1601 Trials and Regulatory Interactions Future Planned Trials and Regulatory Interactions Include: Additional analyses from the Phase 1 program planned for presentation at a scientific meeting Global double-blind placebo-controlled pivotal trial (expected initiation as early as 1H 2023) Continued interactions with FDA regarding clinical trials and non-clinical studies, including discussions of resolution of clinical hold Jive open label extension (OLE) trial for eligible patients who participated in SAD or MAD trials (expected initiation 1H 2022) MAD trial in patients under 18 years of age (expected initiation 1H 2022). Participants eligible to screen for Jive OLE trial

Dose Level: To be determined based on additional analysis of data from SAD and MAD trials Treatment Duration: Planned for 24 months with any necessary extensions Number of Subjects: Up to 50 Dose Regimen: Once-daily doses administered subcutaneously External Control Arm: Derived from Critical Path Institute Data 1º Endpoint: Safety and tolerability Key 2º Endpoints: Long-term PD; efficacy assessments Expected Initiation: 1H 2022 Expect to Initiate Two Additional Trials in 1H 2022 Patients eligible to enroll from Phase 1/Pediatric Patients from SAD, MAD, and pediatric trials are eligible to screen for the Jive open label extension trial SAD Trial Patients MAD Trial Patients OLE Trial Pediatric MAD Trial Initiate in 1H 2022

Investment Highlights Clinical-stage biotechnology company with a novel protein replacement therapy platform Focused on addressing unmet needs in Friedreich's ataxia (FA) and other complex rare diseases based on a platform technology backed by a strong intellectual property portfolio Lead candidate: CTI-1601, a recombinant fusion protein designed to deliver frataxin to mitochondria Has Orphan Drug (US & EU), Rare Pediatric Disease (US), Fast Track (US) and PRIME (EU) designations for FA Double-blind, placebo-controlled Phase 1 proof-of-concept trials in FA patients complete Data show dose dependent increases in FXN levels from baseline compared to placebo in all evaluated tissues with daily dosing and that CTI-1601 was generally well tolerated when dosed for up to 13 days -Clinical hold pending data from an ongoing 180-day NHP study (dosing completed in July 2021) as it relates to initiating additional clinical studies with CTI-1601 Strong balance sheet ~$70.6 million in cash as of June 30, 2021; Also, raised $19.9 million in net proceeds in July ATM transactions (Projected runway through the end of 2022) Series A investment by Deerfield in Nov. 2016; went public through a reverse merger/PIPE in May 2020 Shareholder base includes high-quality institutional investors FXN: Frataxin

THANK YOU Larimar Therapeutics Corporate Presentation

Leadership Team Nancy Ruiz, MD, FACP, FIDSA Chief Medical Officer John Berman, CPA VP, Finance & Operations David Bettoun, PhD VP, Discovery & Non-clinical R&D Noreen Scherer VP, Clinical Operations Michael Celano Chief Financial Officer Keith E. Lynch, Jr. VP, Manufacturing and Supply Chain Francis Michael Conway VP, Controller Carole Ben-Maimon, MD Chief Executive Officer Mohamed Hamdani VP, Biostatistics & Data Management Jennifer Johansson, JD VP, Regulatory Affairs & Counsel

Scientific Advisory Board Giovanni Manfredi, MD, PhD  Finbar and Marianne Kenny Professor in Clinical and Research Neurology at Weill Cornell Medicine.  Professor of Neuroscience at Weill Cornell Medicine. Russell Clayton, DO  (Chairman) Former Chief Medical Officer at Alcresta Therapeutics, a medical device company  Former Senior Vice President of Research and Development at Discovery Labs, a pharmaceutical and medical device company Co-founder of Chondrial Therapeutics, which became Larimar Therapeutics, Inc.  Professor of Pediatrics at Indiana University School of Medicine  Chief of the Division of Genetics and Metabolism, Director of the Rare Disease Institute, and Margaret O'Malley Chair of Genetic Medicine at Children’s National Hospital Executive Director of the Mitochondrial Medicine Frontier Program at The Children’s Hospital of Philadelphia (CHOP)    Professor in the Division of Human Genetics, Department of Pediatrics at University of Pennsylvania Perelman School of Medicine Mark Payne, MD  Marshall Summar, MD  Marni J. Falk, MD

MAD Trial Patient Demographics Parameter Statistic All placebo (n=7) 25 mg CTI-1601 (n=6) 50 mg CTI-1601 (n=7) 100 mg CTI-1601 (n=7) All CTI-1601 (n=20) Overall (n=27) Sex Male n (%) 5 (71.4) 3 (50.0) 4 (57.1) 3 (42.9) 10 (50.0) 15 (55.6) Female n (%) 2 (28.6) 3 (50.0) 3 (42.9) 4 (57.1) 10 (50.0) 12 (44.4) Age (years) Mean 25.7 39.7 34.7 28.0 33.9 31.7 SD 6.37 16.59 9.03 8.96 12.13 11.40 Median 23 37 36 24 34 28 Min, Max 20,36 21,65 19,47 20,44 19,65 19,65 Race White n (%) 6 (85.7) 6 (100.0) 6 (85.7) 6 (85.7) 18 (90.0) 24 (88.9) Asian n (%) 0 0 1 (14.3) 1 (14.3) 2 (10.0) 2 (7.4) American Indian n (%) 1 (14.3) 0 0 0 0 1 (3.7) Ethnicity Hispanic/Latino n (%) 2 (28.6) 0 0 0 0 2 (7.4) Not Hispanic/Latino n (%) 5 (71.4) 6 (100.0) 7 (100.0) 7 (100.0) 20 (100.0) 25 (92.6) SD: Standard deviation

MAD Trial Patient Disease Characteristics Parameter Statistic All placebo (n=7) 25 mg CTI-1601 (n=6) 50 mg CTI-1601 (n=7) 100 mg CTI-1601 (n=7) All CTI-1601 (n=20) Overall (n=27) Age at Symptom Onset Mean 14.1 24.0 19.3 11.9 18.1 17.1 SD 5.34 14.48 6.21 6.72 10.37 9.39 Median 15.0 18.0 19.0 10.0 18.0 16.0 Min, Max 8,23 12,44 8,28 5,22 5,44 5,44 Age at Diagnosis Mean 18.3 31.5 26.4 15.9 24.3 22.7 SD 7.87 19.88 4.28 8.21 13.24 12.23 Median 20.0 25.5 28.0 13.0 27.0 21.0 Min, Max 9,32 14,64 17,30 5,27 5,64 5,64 Assistive Device Walker n (%) 0 2 (33.3) 3 (42.9) 0 5 (25.0) 5 (18.5) Wheelchair n (%) 4 (57.1) 3 (50.0) 1 (14.3) 6 (85.7) 10 (50.0) 14 (51.9) Other n (%) 1 (14.3) 0 1(14.3) 0 1 (5.0) 2 (7.4) None n (%) 2 (28.6) 1 (16.7) 2 (28.6) 1 (14.3) 4 (20.0) 6 (22.2) SD: Standard deviation

CTI-1601: Positive Mouse Model Data Support Development Cardiac Knock Out Mouse Model Studies (MCK-Cre FXN KO Mouse) Proof-of-Concept Demonstrated In Mouse Models of FA Neurologic Knock Out Mouse Model Study (Pvalb-CRE FXN KO Mouse) Extended survival Prevented development of ataxic gait Demonstrated ability to deliver hFXN to mitochondria Showed that treated mice survive longer than untreated mice Increased in a dose dependent manner, succinate dehydrogenase (SDH) activity. SDH is an FXN dependent enzyme, whose activity is indicative of mitochondrial function. Demonstrated CNS penetration, as hFXN was present in brain, dorsal root ganglia & spinal cord Prevented left ventricle dilation and maintained function

CTI-1601 Extends Survival in FXN-deficient KO Mice Median Survival of MCK-Cre FXN-KO Mice 166 days (CTI-1601) vs. 98 days (Vehicle) CTI-1601 was administered 10 mg/kg SC every other day Survival beyond vehicle mean (107.5 days) 87.5% (CTI-1601) vs. 33% (Vehicle) Demonstrates that CTI-1601 is capable of delivering sufficient amounts of FXN to mitochondria Days Percent Survival CTI-1601 rescues a severe disease phenotype in a well-characterized cardiac mouse model of FA P=0.0001 Initial Proof of Concept for FXN Replacement Therapy in Cardiac Mouse Model of FA

Pvalb-Cre FXN-KO mouse Single dose level: 10 mg/kg CTI-1601 or vehicle given intraperitoneally three times per week hFXN replacement with CTI-1601 prevents the development of ataxic gait CTI-1601-treated mice survive longer than untreated mice Human frataxin present in brain, dorsal root ganglia and spinal cord demonstrating central nervous system penetration CTI-1601 Prevents The Development of Ataxic Gait in KO mice In-Vivo Efficacy Data in Neurologic KO Mouse Model

CTI-1601 Delivers hFXN to Mitochondria in KO Mice hFXN concentration within mitochondria increases in a dose-dependent manner Given subcutaneously, CTI-1601 functionally replaces hFXN in mitochondria of KO mice Succinate dehydrogenase (SDH) activity, which is indicative of mitochondrial function, increases in a dose-dependent manner after administration of CTI-1601; activity plateaus at 30 mg/kg and is equivalent to activity in wild type animals Demonstrated normalization of gene expression in cardiac tissue MPK = mg/kg MPK = mg/kg Normalized Mitochondrial FXN (Heart) Normalized SDH Activity (Muscle)

CTI-1601 Prevents Left Ventricle Dilation in KO Mice Left ventricular (LV) volume increases in systole in untreated mice by 8 weeks (after 4 weeks of dosing with vehicle), but remains similar to wildtype when treated with CTI-1601 (10 mg/kg every other day) CTI-1601-treated mice have similar LV volume as healthy controls; echocardiogram shows significant differences between vehicle and CTI-1601 treated (10 mg/kg every other day) KO mice Diameter (mm) Age in Weeks Age in Weeks Volume (μL) KO: CTI-1601 Wild-type: Vehicle KO: Vehicle Left Ventricle Internal Diameter (Systole) Left Ventricle Volume (Systole)

CTI-1601 Preserves Left Ventricle Function in KO Mice Left ventricular (LV) function drops significantly in vehicle treated mice by week 8 CTI-1601-treated (10 mg/kg every other day) mice have similar LV as healthy controls; echocardiogram shows significant differences between vehicle and CTI-1601 treated KO mice Percent Change Age in Weeks KO: CTI-1601 Wild-type: Vehicle KO: Vehicle Left Ventricle Ejection Function Left Ventricle Fractional Shortening Percent Change Age in Weeks

Favorable PK/PD Profile in Healthy Cynomolgus Monkeys CTI-1601 is bioavailable when given subcutaneously Sustained levels of hFXN are found in blood cells (platelets) and peripheral tissues (buccal cells, skin) as early as the 7th day and still present after 14 days Sustained levels of hFXN are found after 14 days in the cerebrospinal fluid of monkeys, suggesting CNS penetration Study Design (14-Days of CTI-1601 dosing) 6 healthy cynomolgus monkeys (3M / 3F) Pre-dosed for 2 days with Vehicle Pre-dose collection of platelets, cerebrospinal fluid, buccal swab, skin punch Dosing starts 15 mg/kg SC BID Day 10 (7 days dosing) Collection of platelets, buccal swab, skin punch Day 16 (following 14th day of dosing) Collection of cerebrospinal fluid, platelets, buccal swab, skin punch

Biodistribution in Healthy Cynomolgus Monkeys

Sustained levels of human FXN (hFXN) in peripheral tissues after 14 days of CTI-1601 dosing



Buccal Swabs
Concentration pg/µg
60.0
50.0
40.0
30.0
20.0
10.0
0.0
3
(Pre-treatment)
10
16
Day
Skin Biopsies
Concentration pg/µg
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
3
(Pre-treatment)
10
16
Day
Platelets
Concentration pg/µg
50.0
45.0
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
3
(Pre-treatment)
10
16
Day
CTI-1601
Human FXN
Human + Monkey FXN

- Treatment of monkeys with CTI-1601 results in sustained levels of hFXN in peripheral tissues that are accessible in the clinic
- FXN levels increase ~4X or more following CTI-1601 administration
  - For comparison, FA patients show FXN levels that range from ~20-40% of normal FXN levels depending on the tissue considered[1]
    - Heterozygous carriers show no phenotype and display levels of FXN representing ~2-3X higher than most FA patients[1]

Larimar Therapeutics

1. E.C. Deutsch et al. Molecular Genetics and Metabolism 101 (2010) 238–245

36